UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07209

T. Rowe Price Value Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2011

Item 1: Report to Shareholders

Value Fund	June 30, 2011

The views and opinions in this report were current as of June 30, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

We entered the year with sustained optimism as corporate profits continued to increase and the global economic recovery appeared to be gaining momentum. This optimism was met by new and unpredictable challenges including antigovernment uprisings in North Africa and the Middle East, a tragic earthquake and tsunami in Japan, and renewed European sovereign debt concerns. Closer to home, recent data indicate that the U.S. economic recovery may be slowing, while intense political disagreement over the national budget and debt ceiling has also weighed on investor sentiment. Despite the political and economic uncertainty, for the six-month period, the Value Fund recorded a return of 5.61% while slightly underperforming the S&P 500 Index return of 6.02% and the Lipper Multi-Cap Value Funds Index return of 5.93%.

Since your fund’s inception in 1994, it has outpaced both the broader market and the Lipper Multi-Cap Value Funds Index by posting an annualized gain of 10.51% versus 8.45% for the S&P 500 and 8.07% for the Lipper value benchmark. (Annualized returns for the fund were 30.30%, 2.99%, and 4.61% for the 1-, 5-, and 10-year periods ended June 30, 2011, respectively. Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. To obtain the most recent month-end performance, please call 1-800-225-5132 or go to troweprice.com. The fund’s expense ratio was 0.85% as of its fiscal year ended December 31, 2010.)

PORTFOLIO REVIEW

Health care holdings rebounded sharply after underperforming all other sectors during 2010 and made the largest positive contribution to your fund’s performance during the first half of the year. Often during periods of market uncertainty, investors migrate to “defensive” sectors such as consumer staples, utilities, and health care, in part explaining the strong performance of health care during the period. However, this does not tell the whole story, as some of the fund’s top health care holdings benefited from stock-specific factors as well. Pfizer, the fund’s largest holding, had lagged its peers due to concerns over upcoming patent expirations and ineffective management. During the past year, the company made key acquisitions to fill holes in its pipeline, replaced its CEO, and provided enhanced communications with the investment community regarding the company’s long-term strategy. Investors responded positively to these developments by pushing the stock up over 20%. Managed care companies including WellPoint and Cigna were also top performers among your fund’s health care holdings. Both companies continued to benefit from lower patient utilization of health care services, relieving additional pressure on operating margins from changes due to health care reform. (Please refer to the fund’s portfolio of investments for a complete list of our holdings and the amount each represents in the portfolio.)

The energy sector was the second-largest contributor to your fund’s performance, with El Paso Corporation and Chevron having the largest positive impact. El Paso is one of the country’s largest independent natural gas producers in addition to owning the largest natural gas pipeline system in the U.S. The pipelines provide healthy, sustainable cash flow, while El Paso’s exploration and production unit is a potential source of significant growth. Earlier this year, El Paso announced its intention to separate the pipeline assets from the exploration and production unit, allowing each to optimize the value of their assets over time—a move that investors viewed positively. Chevron, the second-largest position in the fund, had underperformed other major oil companies despite having a high-quality, diversified asset base and strong management team. Investors began to reward the stock for its strong cash flow, earnings, and dividend yield beginning late last year, and your fund benefited from this change in sentiment.

The materials sector was the only sector to detract from your fund’s overall performance, led by the fund’s position in U.S. Steel. Shares of U.S. Steel have declined as the steel industry continues to face intense competition, increased capacity, pricing pressure, and lower-than-expected utilization. However, we believe that shares of U.S. Steel will rebound if domestic steel demand recovers to its historical annual level.

Although the financials sector overall made a positive contribution to performance—largely due to strong performance from Moody’s—a number of financial stocks were among the fund’s largest detractors. Both national and regional bank stocks, including Bank of America, Wells Fargo, First Horizon, and Citigroup, languished as topline growth remained weak, and the regulatory environment continued to be unclear. We understand the trepidation that many investors have with investing in financial companies, but valuations are at historically low levels, and we expect financial stocks to enjoy stronger performance as the economic recovery progresses and regulatory clouds dissipate. We continue to add modestly to existing holdings of several attractively valued financial companies.

PORTFOLIO STRATEGY AND CHANGES

To place our portfolio changes in perspective, we believe it is important to review the investment strategy we use in managing your fund. Our focus is to invest in companies with both attractive relative valuations and favorable long-term fundamental characteristics. We view ourselves as investors, not speculators, and we have a longer-term time horizon when we make our investment decisions. Indeed, our portfolio turnover has been consistently lower than the average of our peers.

We focus a great deal on understanding both the return potential and risk associated with a given company when selecting the appropriate investments for your portfolio. Our approach is predicated on identifying companies where we believe the investment’s implicit upside is significantly greater than its inherent risk. We have a particular affinity for companies that generate strong free cash flow and are trading at a discount to our estimated sum-of-the-parts valuation. While we may not always be right, if we can successfully identify companies with asymmetric return potential, then we should be able to outperform the market and our peer universe over time.

The market’s optimism early in the year helped elevate prices and valuations for traditionally cyclical sectors, while more defensive sector valuations appeared overly depressed. As a result, we found compelling opportunities to initiate new positions or add to existing holdings of market-leading companies in consumer staples, health care, and utilities. Among these sectors, we added to companies including Kellogg, General Mills, PepsiCo, Gilead Sciences, PPL, and Exelon.

Investors seemed to abandon both Kellogg and General Mills as global commodity prices—of oil and grain in particular—rose sharply, leaving open the potential for a negative impact on margins. However, we have confidence in these companies’ long-term ability to pass increased costs through to consumers as long as competition remains rational.

PepsiCo, a leading global beverage and snack manufacturer, lagged the broader market as investors embraced companies that appeared to benefit more directly from the economic recovery. This pause in investor interest gave us the opportunity to add to your fund’s PepsiCo holdings at an attractive valuation.

Gilead Sciences is a biopharmaceutical company and leading manufacturer of HIV/AIDS treatment regimens, as well as several hepatitis and oncologic medications. Gilead’s stock price waned as investors grew concerned about key patent expirations in 2017. We initiated a position in Gilead in part due to its significant cash flow and aggressive share repurchase program. In addition, we remain optimistic about Gilead’s future product pipeline.

We took advantage of market strength in early 2011 to realize profits in the some of your fund’s better-performing holdings, including Schlumberger, Baker Hughes, and Cablevision, when the stocks reached what we considered fair value. We added the bulk of these positions at historically low valuations during the 2008 recession.

Finally, as the first half progressed and investor sentiment worsened, we saw opportunities to add to positions within information technology and consumer discretionary. We initiated a position in Cisco Systems, which is a leading manufacturer of switches and routers that are essential to computer networking. Lagging financial results and declining order bookings have led investors to question the company’s long-term growth rate. Shares are now valued at historically low levels based on cash flow and earnings per share. We believe Cisco’s CEO understands the issues facing the company and has the ingenuity and resources to address these challenges.

We also began a position in Carnival cruise lines as its shares declined amid the unrest in the Middle East and North Africa and the subsequent rise in oil prices. We anticipate improved operating margins as the political tension in the area eases and travelers once again feel comfortable vacationing in the region. We also anticipate an extended period of reduced capacity additions and robust longer-term demand.

OUTLOOK

We believe recent investor consternation over a midcycle correction in the U.S. will give way to a more optimistic outlook as the economy works its way through what we suspect is a current “soft patch” and resumes consistent, albeit modest, growth later this year and into 2012. Corporate earnings remain strong, balance sheets are flush with cash, and stock valuations are reasonable. We will continue to work closely with our in-house proprietary research analysts to select stocks with valuation appeal, sound fundamentals, and reasonable balance sheet integrity. As always, we will concentrate our efforts on making sound investment decisions in our ongoing attempt to enhance shareholder value.

Respectfully submitted,

Mark S. Finn
Portfolio manager and chairman of the fund’s Investment Advisory Committee

July 19, 2011

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN THE FUND

Value investors seek to invest in companies whose stock prices are low in relation to their real worth or future prospects. By identifying companies whose stocks are currently out of favor or misunderstood, value investors hope to realize significant appreciation as other investors recognize the stock’s intrinsic value and the price rises accordingly. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

GLOSSARY

Lipper index: An index of mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

S&P 500 Index: A market cap-weighted index of 500 widely held stocks often used as a proxy for the overall stock market. Performance is reported on a total return basis.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000 ($1,000 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts employing automatic investing; accounts electing to receive electronic delivery of account statements, transaction confirmations, and prospectuses and shareholder reports; accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000); and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights | For a share outstanding throughout each period

Investor Class

	6 Months Ended 6/30/11‡	Year Ended 12/31/10‡	12/31/09‡	12/31/08‡	12/31/07‡	12/31/06‡
NET ASSET VALUE						
Beginning of period	$ 23.34	$ 20.48	$ 15.15	$ 25.87	$ 27.05	$ 23.38
Investment activities						
Net investment income	0.14(1)	0.44(1)	0.30(1)	0.35(1)	0.48	0.32
Net realized and unrealized gain (loss)	1.17	2.82	5.33	(10.65)	(0.29)	4.30
Total from investment activities	1.31	3.26	5.63	(10.30)	0.19	4.62
Distributions						
Net investment income	–	(0.40)	(0.30)	(0.26)	(0.45)	(0.27)
Net realized gain	–	–	–	(0.16)	(0.92)	(0.68)
Total distributions	–	(0.40)	(0.30)	(0.42)	(1.37)	(0.95)
NET ASSET VALUE						
End of period	**$ 24.65**	**$ 23.34**	**$ 20.48**	**$ 15.15**	**$ 25.87**	**$ 27.05**

Ratios/Supplemental Data

Total return(2)	**5.61%(1)**	**15.96%(1)**	**37.15%(1)**	**(39.76)%(1)**	**0.75%**	**19.75%**
Ratio of total expenses to average net assets	0.85%(1)(3)	0.85%(1)	0.89%(1)	0.89%(1)	0.85%	0.87%
Ratio of net investment income to average net assets	1.15%(1)(3)	2.06%(1)	1.72%(1)	1.60%(1)	1.69%	1.27%
Portfolio turnover rate	22.4%	29.5%	20.2%	19.9%	18.8%	9.6%
Net assets, end of period (in millions)	$ 12,488	$ 11,471	$ 8,458	$ 5,094	$ 6,611	$ 5,293

‡ Per share amounts calculated using average shares outstanding method.

(1) See Note 5. Excludes expenses in excess of 0.00%, 0.00%, 0.01% and 0.00% of average net assets for the periods ended 6/30/11, 12/31/10, 12/31/09 and 12/31/08, respectively, related to investments in T. Rowe Price mutual funds.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Financial Highlights For a share outstanding throughout each period

Advisor Class

	6 Months Ended 6/30/11‡	Year Ended 12/31/10‡	12/31/09‡	12/31/08‡	12/31/07‡	12/31/06‡
NET ASSET VALUE						
Beginning of period	$ 23.11	$ 20.32	$ 15.05	$ 25.69	$ 26.87	$ 23.24
Investment activities						
Net investment income	0.12[(1)]	0.39[(1)]	0.28[(1)]	0.31[(1)]	0.43	0.29
Net realized and unrealized gain (loss)	1.15	2.80	5.29	(10.56)	(0.29)	4.27
Total from investment activities	1.27	3.19	5.57	(10.25)	0.14	4.56
Distributions						
Net investment income	–	(0.40)	(0.30)	(0.23)	(0.40)	(0.25)
Net realized gain	–	–	–	(0.16)	(0.92)	(0.68)
Total distributions	–	(0.40)	(0.30)	(0.39)	(1.32)	(0.93)
NET ASSET VALUE						
End of period	**$ 24.38**	**$ 23.11**	**$ 20.32**	**$ 15.05**	**$ 25.69**	**$ 26.87**

Ratios/Supplemental Data

Total return[(2)]	**5.50%[(1)]**	**15.75%[(1)]**	**37.00%[(1)]**	**(39.85)%[(1)]**	**0.57%**	**19.61%**
Ratio of total expenses to average net assets	1.02%[(1)(3)]	1.04%[(1)]	1.03%[(1)]	1.02%[(1)]	1.02%	1.02%
Ratio of net investment income to average net assets	0.98%[(1)(3)]	1.85%[(1)]	1.70%[(1)]	1.45%[(1)]	1.53%	1.13%
Portfolio turnover rate	22.4%	29.5%	20.2%	19.9%	18.8%	9.6%
Net assets, end of period (in millions)	$ 369	$ 334	$ 406	$ 887	$ 1,322	$ 1,134

‡ Per share amounts calculated using average shares outstanding method.

(1) See Note 5. Excludes expenses in excess of 0.00%, 0.00%, 0.01% and 0.00% of average net assets for the periods ended 6/30/11, 12/31/10, 12/31/09 and 12/31/08, respectively, related to investments in T. Rowe Price mutual funds.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 97.4%		
CONSUMER DISCRETIONARY 9.6%		
Automobiles 1.0%		
General Motors (1)	3,420,000	103,831
Harley-Davidson (2)	820,000	33,596
		137,427
Diversified Consumer Services 0.7%		
H&R Block	5,550,000	89,022
		89,022
Hotels, Restaurants & Leisure 1.6%		
Carnival	2,935,000	110,444
International Game Technology	5,345,000	93,965
		204,409
Media 4.7%		
Comcast, Class A	5,540,000	134,234
Discovery Communications, Class C (1)	3,510,000	128,291
Madison Square Garden (1)	1,210,000	33,311
Time Warner	4,610,000	167,666
Time Warner Cable, Class A	1,835,000	143,203
		606,705
Multiline Retail 1.3%		
Kohl's (2)	3,315,000	165,783
		165,783
Specialty Retail 0.3%		
Lowe's	1,485,000	34,615
		34,615
Total Consumer Discretionary		1,237,961

CONSUMER STAPLES 5.1%

Beverages 1.0%		
PepsiCo	1,740,000	122,548
		122,548
Food & Staples Retailing 0.4%		
Kroger	2,290,000	56,792
		56,792
Food Products 1.2%		
Archer-Daniels-Midland	1,240,000	37,386
General Mills	1,255,000	46,711
Kellogg	1,380,000	76,342
		160,439
Household Products 1.7%		
Kimberly-Clark	1,285,000	85,530
Procter & Gamble	2,025,000	128,729
		214,259
Personal Products 0.8%		
Avon	3,660,000	102,480
		102,480
Total Consumer Staples		656,518

ENERGY 16.2%

Energy Equipment & Services 1.6%		
Baker Hughes	420,000	30,475
Noble	2,525,000	99,510
Weatherford International (1)	3,820,000	71,625
		201,610
Oil, Gas & Consumable Fuels 14.6%		
Alpha Natural Resources (1)	1,820,000	82,701

Chevron	3,060,000	314,691
ConocoPhillips	360,000	27,068
CONSOL Energy	930,000	45,087
El Paso Corporation	12,370,000	249,874
EOG Resources	615,000	64,298
EQT	2,285,000	120,008
ExxonMobil	1,400,000	113,932
Hess	875,000	65,415
Murphy Oil	1,795,000	117,860
Nexen	6,395,000	143,888
Peabody Energy	2,265,000	133,431
QEP Resources	1,075,000	44,967
Royal Dutch Shell, A Shares, ADR	2,155,000	153,285
Southwestern Energy (1)(2)	890,000	38,163
Spectra Energy	6,235,000	170,901
		1,885,569
Total Energy		2,087,179

FINANCIALS 20.8%

Capital Markets 1.8%

Goldman Sachs	464,000	61,754
Lazard, Partnership	897,700	33,305
Legg Mason	665,000	21,785
Morgan Stanley	5,245,000	120,687
		237,531

Commercial Banks 6.5%

CIT Group (1)	1,885,000	83,430
First Horizon National (2)	8,020,000	76,511
PNC Financial Services Group	1,165,000	69,446
Regions Financial	16,040,000	99,448
SunTrust	3,471,000	89,552
U.S. Bancorp	5,325,000	135,841

HEALTH CARE 11.9%		
Biotechnology 2.6%		
Amgen (1)	2,925,000	170,674
Gilead Sciences (1)(2)	4,055,000	167,917
		338,591
Health Care Equipment & Supplies 1.5%		
Covidien	3,625,000	192,959
		192,959
Health Care Providers & Services 1.8%		
CIGNA	2,350,000	120,860
WellPoint	1,440,000	113,429
		234,289
Pharmaceuticals 6.0%		
Johnson & Johnson	2,260,000	150,335
Merck	5,740,000	202,565
Pfizer	19,950,000	410,970
		763,870
Total Health Care		1,529,709
INDUSTRIALS & BUSINESS SERVICES 9.0%		
Aerospace & Defense 2.2%		
Boeing	915,000	67,646
Harris	560,000	25,234
Honeywell International (2)	1,960,000	116,796
Raytheon	1,400,000	69,790
		279,466
Airlines 1.1%		
Southwest Airlines	12,215,000	139,495
		139,495

Wireless Telecommunication Services 0.6%		
Vodafone (GBP)	25,424,812	67,570
		67,570
Total Telecommunication Services		365,453
UTILITIES 6.7%		
Electric Utilities 3.6%		
Entergy	1,685,000	115,052
Exelon	2,775,000	118,881
FirstEnergy	1,825,000	80,574
PPL	5,535,000	154,039
		468,546
Independent Power Producers & Energy Traders 2.1%		
AES (1)	12,310,000	156,829
NRG Energy (1)	4,465,000	109,750
		266,579
Multi-Utilities 1.0%		
MDU Resources Group	3,325,000	74,812
NiSource	2,710,000	54,878
		129,690
Total Utilities		864,815
Total Common Stocks (Cost $10,796,212)		12,521,573
CONVERTIBLE PREFERRED STOCKS 1.5%		
FINANCIALS 1.3%		
Commercial Banks 0.6%		
Fifth Third Bancorp	575,000	80,891
		80,891

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $11,142,407)	$ 12,928,806
Receivable for investment securities sold	114,819
Dividends and interest receivable	17,535
Receivable for shares sold	6,749
Other assets	131
Total assets	13,068,040
Liabilities	
Obligation to return securities lending collateral	134,592
Payable for investment securities purchased	63,138
Investment management fees payable	6,726
Payable for shares redeemed	4,204
Due to affiliates	1,833
Other liabilities	436
Total liabilities	210,929
NET ASSETS	$ 12,857,111
Net Assets Consist of:	
Undistributed net investment income	$ 91,686
Accumulated undistributed net realized loss	(571,767)
Net unrealized gain	1,786,352
Paid-in capital applicable to 521,803,213 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized	11,550,840
NET ASSETS	$ 12,857,111
NET ASSET VALUE PER SHARE	
Investor Class	
($12,487,729,309 / 506,653,490 shares outstanding)	$ 24.65
Advisor Class	
($369,381,684 / 15,149,723 shares outstanding)	$ 24.38

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Value Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective. The fund has two classes of shares: the Value Fund original share class, referred to in this report as the Investor Class, offered since September 30, 1994, and the Value Fund – Advisor Class (Advisor Class), offered since March 31, 2000. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $191,000 for the six months ended June 30, 2011. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes each class’s net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on June 30, 2011:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. On June 30, 2011, the value of loaned securities was $132,506,000 and cash collateral investments totaled $134,592,000.

American and Global Depository Receipts The fund may invest in American Depository Receipts (ADRs) and/or Global Depository Receipts (GDRs), certificates issued by U.S. and international banks that represent ownership of foreign securities held by the issuing bank. ADRs and GDRs are transferable, trade on established markets, and entitle the holder to all dividends and capital gains paid by the underlying foreign security. Issuing banks generally charge a security administration fee. Such fees are included in custody and accounting expense in the accompanying Statement of Operations and totaled $7,000 for the six months ended June 30, 2011.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $3,289,075,000 and $2,821,452,000 respectively, for the six months ended June 30, 2011.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

In accordance with federal tax regulations, the fund recognized capital losses in the current period for tax purposes that had been recognized in the prior fiscal year for financial reporting purposes. Such deferrals relate to net capital losses realized between November 1, 2010 and December 31, 2010, and totaled $1,000. The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2010, the fund had $956,833,000 of unused capital loss carryforwards, which expire: $410,707,000 in fiscal 2016, $451,174,000 in fiscal 2017, and $94,952,000 in fiscal 2018.

At June 30, 2011, the cost of investments for federal income tax purposes was $11,142,407,000. Net unrealized gain aggregated $1,786,352,000 at period-end, of which $2,126,404,000 related to appreciated investments and $340,052,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2011, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended June 30, 2011, expenses incurred pursuant to these service agreements were $56,000 for Price Associates; $421,000 for T. Rowe Price Services, Inc.; and $524,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2011, the fund was charged $255,000 for shareholder servicing costs related to the college savings plans, of which $210,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2011, approximately 2% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the six months ended June 30, 2011, the fund was allocated $388,000 of Spectrum Funds’ expenses and $9,543,000 of Retirement Funds’ expenses. Of these amounts, $5,751,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2011, approximately 4% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 77% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

The fund may also invest in certain T. Rowe Price institutional funds (underlying institutional funds) as a means of gaining efficient and cost-effective exposure to certain markets. The underlying institutional funds are open-end management investment companies managed by Price Associates, and are considered affiliates of the fund. Each underlying institutional fund pays an all-inclusive management and administrative fee to Price Associates. To ensure that the fund does not incur duplicate fees, Price Associates has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset the management fees paid by the underlying institutional funds related to fund assets invested therein. Accordingly, the accompanying Statement of Operations includes management fees permanently waived pursuant to this agreement. Annual fee rates and amounts waived within the accompanying Statement of Operations related to shares of the underlying institutional funds for the six months ended June 30, 2011, are as follows:

As of June 30, 2011, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 1,424,654 shares of the Investor Class, representing less than 1% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 9, 2011, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Advisor and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Advisor. Under the Contract, the fund pays a fee to the Advisor composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board determined that it would be appropriate tointroduce another breakpoint into the group fee rate, effective May 1, 2011, to allow fund shareholders to participate in additional economies of scale. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class and Advisor Class) and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds but at or below the median for other groups of comparable funds. The information also indicated that the total expense ratio for the Investor Class was above the median for certain groups of comparable funds but at or below the median for other groups of comparable funds, and the total expense ratio for the Advisor Class was below the median for comparable funds. The Board also reviewed the fee schedules for institutional accounts of the Advisor and its affiliates with similar mandates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, which are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it advises, and showing that the Advisor performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds that it advises than it does for institutional account clients. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract (including the fees to be charged for services thereunder).

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Value Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	August 17, 2011